Supplement dated May 19, 2022 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Everlake Life Insurance Company.
This Supplement contains information about changes, effective May 1, 2022, to the Current Expenses for the following Portfolio available through your Variable Annuity.
The table captioned “Portfolios Available Under the Annuity” in the “Appendix A” section of the Prospectus is revised as follows with respect to the Portfolio shown below:

Fund Type	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
Equity	Templeton Foreign VIP Fund - Class 2*,‡ Templeton Investment Counsel, LLC	1.06%	4.16%	2.71%	4.00%
* The Portfolio’s annual expenses reflect temporary fee reductions.
‡ Closed to all new investments except those made by existing contract owners.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
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